March 10, 2022 Investor Presentation

Notice to and Undertaking by Recipients This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes, and may not be relied upon in connection with the purchase or sale of any security. Forward-Looking Statements Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; the loss of one or more of our largest customers or a reduction in the level of purchases by customers; doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; fluctuations in market prices of avocados; increasing competition; inherent farming risks; variations in operating results due to the seasonality of the business; general economic conditions; the effects of the COVID-19 pandemic, including resulting economic conditions; inflationary pressures and increases in costs of commodities or other products used in our business; food safety events and recalls of our products; changes to USDA and FDA regulations, U.S. trade policy, and/or tariff and import/export regulations; restrictions due to health and safety laws; significant costs associated with compliance with environmental laws and regulations; acquisitions of other businesses; the ability of our infrastructure to handle our business needs; supply chain optimization failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit and retain key personnel and an adequate labor supply and lack of good employee relations; information system security risks, data protection breaches and systems integration issues; changes in privacy and/or information security laws, policies and/or contractual arrangements; material litigation or adverse governmental actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with our indebtedness; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Industry Information Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin.” Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non-GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non-recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), noncapitalizable ERP implementation costs, transaction costs, legal settlement, and any special, non-recurring, or one-time items such as impairments that are excluded from the results the CEO reviews uses to assess segment performance and results. Adjusted EBITDA Margin refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), noncapitalizable ERP implementation costs, transaction costs, legal settlement, and any special, non-recurring, or one-time items such as impairments that are excluded from the results the CEO reviews uses to assess segment performance and results, as a percentage of net sales. Safe Harbor Statement

• The Global Industry Leader • Leading Avocado Distributor by Volume • Year-Round Supply • Vertical Integration Mission Produce: At a Glance First to… • Use Avocado Ripening Centers • Import Avocados from Mexico, Peru and Chile • Utilize state-of-the-art post-harvest techniques in hydro-cooling and shelf-life extension • Build a category management program generating intel and opportunities for category growth • Global Distribution Network • Scale • Large Addressable Market 1

A Long Track Record of Growth $892mm FY 2021 Revenue 19 World Class Facilities Across 9 Countries (2) ~15% Avocados Sourced from Owned Production (2021) ~11% '11 – ‘21 Avocado Volume CAGR ~9% '11 – ‘21 Revenue CAGR FY 2021 Adj. EBITDA (1) 10% Adj. EBITDA Margin (1) 26.1 mm lugs 9.1 $85mm Source: Management and other publicly available information. (1) Non-GAAP reconciliations located in the appendix. (2) Includes our 4 global sales offices. Note: Fiscal year ended October 31. Revenue reflects Mission Produce only. 1 lug = 25lbs, or 1 box. Revenue ($mm) Volume (mm lbs.) 9% CAGR 11% CAGR 2

Per Capita Consumption 18.0 8.6 5.6 2.9 1.5 0.5 Mexico U.S. Canada EU Japan South Korea $13.5 $21.4 2018A 2026E $6.5 $8.0 2019A 2023E We Operate In a Large and Growing Market with Supportive Tailwinds ($bn) ($bn) (2020 Per-Capita Avocado Consumption in lbs) Significant Growth Opportunity (2) Source: U.S. Census Bureau, Hass Avocado Board, Accenture, Global Trade Magazine, Transparency Market Research, United States Department of Agriculture – Economic Research Service, California Avocado Commission, Global Wellness Institute, Korea Customs Service, The World Bank., (1) Represents Hass avocados only. (2) Derived based on total imported volume over total population. (3) Numerator Insights Supporting Tailwinds Driving Market Growth 1. Health and Wellness: Growing interest in healthy eating and nutrient-rich foods. Avocados are a superfood given superior nutritional quality and functional benefits 2. Millennial Consumption: 74% of millennial households purchase avocados vs. 69% non-millennial households in 2021 (3) 3. Growing Hispanic Population: 95% of Hispanic households purchase avocados with an average annual avocado spend per Hispanic household 78% higher than for non-Hispanic households (3) Global Avocado Market U.S. Avocado Market (1) 6% CAGR 6% CAGR 3

And Significant Barriers to Entry Key Relationships: Our relationships extend across thousands of avocado growers and regions globally Investments of Time and Capital: Capital investment, ripening and logistics expertise, and significant lead time from seed to fruit Economics of Scale: Company-owned ripening, fulfillment and distribution network Customer Relations and Market Intelligence: Market intelligence data in consumer purchasing behaviors, market trends and POS Cultivation and Farming Expertise: We have hired staff dedicated to progressive and biodiverse farming practices to cultivate strong yields Vertical Integration: Our owned farms and partnerships with key players give us better control over supply and farming practices 4

Uniquely Positioned with a Full Suite of Enhanced Capabilities Company Primary Reach for Avocado Distribution National (U.S.) Distribution Footprint Ripening Capabilities Other Value-Add Services Vertical Integration Year-Round Two Countries of Origin Supply Global      U.S.   U.S. / Europe  U.S.    Europe     Source: Company filings and other publicly available information. Very few players can consistently supply avocados at scale to high volume customers 5

Focused Growth Strategy Capitalize on strong growth trends in our core U.S. market by expanding our nationwide distribution network Leverage our global supply chain and distribution capabilities to continue developing international markets Diversify sourcing to enhance our global market- leading position and year- round supply position Continue to vertically integrate our supply chain 6

Strong Global Distribution Network and Customer Base Top 10 customers represent less than 60% of total revenue in FY 2021 All of our top 10 customers have been customers for over 10 years High-quality, global, diverse and long- standing customer relationships Serves retail, wholesale and foodservice customers in over 25 countries 7

Extensive Infrastructure With State-of-the-Art Facilities

We are the only player of scale with the infrastructure to meet customer demands and support growth

4 packinghouses in Peru, California and Mexico

Proximity of **packinghouses** to our **growers** deepens the relationships and differentiates us from other buyers

12 FDCs and Ripening Centers

Our **FDCs** allow us to store volume and allocate efficiently across our customers based on real-time demand

Proximity of **FDCs and ripening centers** to customers enables timely responsiveness to their demands

ALDI | CHIPOTLE MEXICAN GRILL | COSTCO WHOLESALE | Kroger | Loblaws | Walmart

Packinghouse Advantages

- High Definition Grading Cameras
- State-of-the-Art Washing, Sorting, Packing and Bagging Line
- Industry-Leading Post-Harvest Practices
- Plug-Ins for Ocean Containers

Forward Distribution and Ripening Center Advantages

- Ability to Ripen to Customer Specification
- Ability to store and deliver volume opportunistically as customer demand evolves
- Proximity to Clients


Mission

8

Our Unique Nationwide Distribution Capabilities Enable Us to Grow Volumes with New and Existing Customers Across Multiple Channels  The U.S. is our largest market, where our ripening and distribution centers enable us to store and ripen avocados in close proximity to our highest volume customers nationwide Our unique nationwide facility footprint enables us to flex our ripe and storage capacity to fulfill demand during peak periods, and our cold chain capabilities help ensure that our fruit arrives in the optimal condition and level of ripeness Our Laredo facility became fully operational in September 2021. This facility increased our capacity by 40% and is strategically placed to provide flexibility for our customers and support during heavy volume periods within Mexico’s seasonality Note: Volumes shown represent 2020A volumes. Calgary 40,000 ft2 Portland 58,000 ft2 Oxnard 230,000 ft2 Denver 42,120 ft2 Dallas 34,985 ft2 Atlanta 54,000 ft2 Chicago 40,000 ft2 Toronto 28,600 ft2 Swedesboro 100,283 ft2 Laredo 262,000 ft2 Our infrastructure and capabilities facilitate our ability to grow across channels Our North American Distribution Footprint 9

 Provide specific grades of fruit and tailored specs with cost and margins in mind  Offer 24-hour customer support, localized distribution and consistent supply of fruit to ensure customer retention  Provide ripening expertise to satisfy demand for high quality, ready-to-eat fruit  Provide ripe, ready-to-eat fruit that is aesthetically pleasing  Provide value-added services including customized packaging, category insights, and logistical management  Offer year-round availability of fruit via diversified sourcing to satisfy growing consumer demand  Offer access to supply for opportunistic buys with attractive pricing  Offer shelf-life extension through fruit preservation via new technology and supply chain management Key Customer Channels Foodservice Retail Wholesale, Exports & Other 10

• U.S. avocado consumption has seen significant growth over the past decade • Mission is driving year-round availability in international markets to meet growing demand 3.8 8.6 US - 2020 US - 2021 18.0 8.6 5.6 2.9 1.5 0.5 Mexico US Canada EU Japan S. Korea (2020 per-capita avocado consumption in lbs) Significant Growth Opportunity (1) International Avocado Consumption is Poised to Grow 11 11 Source: U.S. Census Bureau, Hass Avocado Board, Accenture, Global Trade Magazine, Transparency Market Research, United States Department of Agriculture – Economic Research Service, California Avocado Commission, Global Wellness Institute, Korea Customs Service, The World Bank., (1) Derived based on total imported volume over total population.

Europe • Further opportunities to capitalize on the growing demand for avocados throughout Europe. In 2013 consumption in Europe was under 100,000 tons and in 2020 it increased to 670,000 tons – a clear indicator of the European market’s growth potential • Continue to increase exports from Peru, Guatemala, Colombia and other regions to fill in supply gaps to meet growing demand and need for consistent year-round supply • Established an additional European office to support new direct retail relationships and expand our customer service capabilities • Offers seasonal customer programs to support building existing relationships and attract new customers Asia • Strong and longstanding relationships with key importers and customers in Japan, Korea and China • Existing Chinese distribution facilities serve as a platform to continue building out our avocado distribution network to meet growing demand in China • Low consumption rates are increasing as acceptability and awareness grows Other Markets • Continue to evaluate opportunities to capitalize on growing demand in other international markets • Focus on expanding our operations in South America • Attractive opportunity for growth in Chile due to high consumption rates and proximity to South American production Growth Drivers We are Well-Positioned to Capitalize on International Distribution Opportunities 12

Diversified Sourcing and Year-Round Supply Colombia Colombia can supply avocados year- round with fruit characteristics similar to Mexico and one-week transit time to U.S. Peak season is opposite of Peru to service Europe and Asia markets. South Africa Operating in partnership with one of the largest growers of avocados in South Africa Supports Europe during Peru’s off-season Peru Unique growing conditions provide supply to meet strong demand during the summer months We operate the world’s largest avocado packing facility Chile Partnerships provide high-quality fruit with long-term pricing and stability for customers Guatemala Larger size fruit and easy ranch certification process. Seasonality is opposite Peru to support Europe and Asia markets. Currently planting acres and working with partners in Guatemala to grow, pack and ship export-ready avocados to marketplaces in Europe California 3rd largest source with access to high- quality fruit Partnerships with the state’s top growers to provide high-quality avocados to markets all over the globe Operates the largest avocado packing facility in North America Mexico Mexico provides year-round supply and nearly 5 billion pounds in annual harvest We own two packing facilities in Mexico that can pack 1.9 million pounds of avocados per day Key sourcing geographies Mexico California Peru Other 13

International Farming and Vertical Integration  Better Control Over Supply  Enables Season-Long Pricing Programs for Customers  Better Control Over Farming Practices  Partnerships with Key Local Players in Each Country are Essential  Margin Enhancement Peru – since 2011 100% ownership of operations ~14,000 acres owned ~9,000 acres developed Colombia – since 2018 1,450 acres owned through joint venture Guatemala – since 2020 Secured rights to 1,600 acres International Farming Mission’s Total Global Volume 653mm lbs (26.1mm lugs) 2021A volume (1) (1) Inclusive of the 101mm lbs (4.0m lugs) of avocados supplied by the International Farming segment. 15% 14

EBITDA Margin Accretive Once Fully-Operational Complementary Growing Seasons To Existing Sourcing Geographies Select thresholds for vertical integration capital planning We are focused on applying our successful Peru model elsewhere and have laid the groundwork in Guatemala Our vertically integrated investments provide us with long-term differentiated capabilities and unique competitive advantages Higher Margins Quality Control Oversight Into Supply Chain Better Customer Service Unique Pricing Capabilities Diversified Sourcing We Take a Disciplined Approach Towards Our Long-Term Investments in Vertical Integration Our approach 15

Overview of Value-Added Services We provide customers with leading operations and industry insights geared toward driving sales • Ripening to customer specifications • Bagging and custom packaging • Logistics management (especially trucking) • Hands-on training to facilitate proper fruit handling • Merchandising and promotional support • 24/7 customer support and availability • Insights on market trends • Research and Development Bags that meet consumer needs Merchandising programs that drive growth Educational materials 16

Experienced Values-Based Leaders Who Nurture a Culture of Innovation and Growth Bryan Giles Chief Financial Officer Juan Wiesner Director of Latin American Operations Steve Barnard Founder, President and Chief Executive Officer Jesus Garcia, Fernando Garcia Directors of Mexican Operations • Seasoned industry pioneers and veterans each with 30+ years of industry experience • On-the-ground support and expertise in key locations • Committed to corporate responsibility and sustainability • Fosters an entrepreneurial culture that is focused on innovation and growth Anita Lemos Vice President of Human Resources Joanne Wu General Counsel Our Core Values 17 FUN INNOVATIVE RELIABLE SUCCESSFUL TRUSTWORTHY

ESG Highlights  Decreased out total global scope 1 and 2 emissions by 15.8% and reduced our total waste by 16.2%  Modified our pallet configuration and box design, resulting in the removal of 285 over- the-road trucks from our supply chain and 20 acres preserved from deforestation  Precision and biodiverse farming methods use 40% less irrigation water per avocado compared to average in California and 40.5% less in Peru  Solar panels at Oxnard facility power almost three-quarters of the facility during peak season  Global work force comprises nearly 50% women, almost 20% of whom were promoted in 2020  Sponsored the first ever DEI initiative in the produce industry  Reduce plastic in bags by 50% by 2025  Apply shelf-life extension technology to 22.5 million pounds of avocados, combatting food waste and reducing shrink by the end of 2021  Increase charitable giving by 50% by the end of 2022 The next edition of our Environmental, Social and Governance (ESG) report is anticipated in Spring 2022 Highlights from Our 2021 Report Aspiring Goals 18

21 APPENDIX

22 Non-GAAP Reconciliations Adjusted EBITDA and Adjusted EBITDA Margin *Totals may not sum due to rounding. Adjustments to operating margin that rounded to zero were not presented in this table.